Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

September 30, 2010

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of September 30, 2010	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	13
Unconsolidated Joint Venture Information	14
Debt Outstanding Summary	17
Future Scheduled Principal Payments	18
Senior Unsecured Notes Financial Covenants	18

Investor Information	19

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Geographic Diversification

As of September 30, 2010

State	# of Centers	GLA	% of GLA

South Carolina	4	1,388,479	16%
New York	1	729,475	8%
Georgia	2	664,380	8%
Pennsylvania	2	628,124	7%
Texas	2	619,729	7%
Delaware	1	568,868	6%
Alabama	1	557,235	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,922	4%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,212	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	30	8,871,389	100%

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

 Property Summary - Occupancy at End of Each Period Shown

 Wholly-owned properties

Location	Total GLA 9/30/10	% Occupied 9/30/10	% Occupied 6/30/10		% Occupied 3/31/10	% Occupied 12/31/09		% Occupied 9/30/09
Riverhead, NY	729,475	100%	99%		99%	99%		99%
Rehoboth, DE	568,868	99%	98%		99%	99%		99%
Foley, AL	557,235	97%	97%		92%	91%		91%
San Marcos, TX	441,929	100%	97%		97%	100%		100%
Myrtle Beach Hwy 501, SC	426,417	93%	92%		88%	90%		90%
Sevierville, TN	419,038	99%	99%		99%	100%		100%
Myrtle Beach Hwy 17, SC	403,161	99%	100%		99%	100%		100%
Washington, PA	372,972	99%	95%		94%	88%		88%
Commerce II, GA	370,512	100%	97%		96%	97%		96%
Charleston, SC	352,315	99%	97%		92%	98%		96%
Howell, MI	324,631	99%	95%		94%	95%		95%
Branson, MO	302,922	100%	100%		97%	100%		100%
Park City, UT	298,379	98%	99%		100%	100%		100%
Locust Grove, GA	293,868	100%	99%		97%	100%		100%
Westbrook, CT	291,051	99%	95%		97%	95%		97%
Gonzales, LA	282,403	100%	99%		98%	100%		99%
Williamsburg, IA	277,230	92%	89%		91%	95%		94%
Lincoln City, OR	270,212	99%	99%		98%	99%		100%
Lancaster, PA	255,152	100%	98%		97%	100%		99%
Tuscola, IL	250,439	85%	83%		82%	82%		81%
Tilton, NH	245,698	100%	100%		100%	100%		99%
Hilton Head, SC (3)	206,586	98%	100%		100%	89%		90%
Fort Myers, FL	198,950	88%	88%		90%	92%		89%
Commerce I, GA (4)	N/A	N/A	46%		44%	61%		58%
Terrell, TX	177,800	96%	94%		93%	98%		94%
Barstow, CA	171,300	100%	100%		100%	100%		100%
West Branch, MI	112,120	98%	98%		98%	96%		96%
Blowing Rock, NC	104,235	100%	100%		100%	100%		100%
Nags Head, NC	82,178	100%	100%		94%	97%		97%
Kittery I, ME	59,694	100%	100%		100%	100%		100%
Kittery II, ME	24,619	100%	100%		100%	100%		100%
Total	8,871,389	98%	97	% (1)	95%	96	% (2)	96	% (2)

Unconsolidated joint ventures
Deer Park, NY (5)	683,033	86%	84%		81%	81%		80%
Wisconsin Dells, WI	265,061	99%	99%		97%	97%		98%

(1)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010.
(2)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(3)	Occupancy rates in 2009 are based on a total of 368,626 square feet and include both the Hilton Head I and Hilton Head II properties. The Hilton Head I property was demolished in 2010 and is currently under redevelopment, and accordingly, 162,040 square feet is excluded from the 2010 amounts.
(4)	Center sold in July 2010.
(5)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Portfolio Occupancy at the End of Each Period (1)

(1)

Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010.
(3)

Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods. On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Major Tenants (1)

Ten Largest Tenants As of September 30, 2010
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	71	755,916	8.5%
Phillips-Van Heusen	111	570,329	6.4%
Dress Barn, Inc.	56	336,620	3.8%
Nike	27	312,937	3.5%
VF Outlet, Inc.	30	296,657	3.3%
Adidas	33	281,374	3.2%
Liz Claiborne	29	253,815	2.9%
Carter's	49	235,226	2.7%
Hanesbrands Direct, LLC	38	199,713	2.3%
Polo Ralph Lauren	23	197,669	2.2%
Total of All Listed Above	467	3,440,256	38.8%

(1)	Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Lease Expirations as of September 30, 2010

(1)

Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Leasing Activity (1)

	03/31/10	06/30/10	09/30/10	12/31/10	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	26	34		120	89
Gross leasable area	227,468	95,734	104,277		427,479	318,869
New initial base rent per square foot	$21.25	$22.31	$23.32		$21.99	$24.93
Prior expiring base rent per square foot	$19.07	$19.71	$19.40		$19.29	$19.27
Percent increase	11.4%	13.2%	20.2%		14.0%	29.3%

New straight line base rent per square foot	$22.92	$23.45	$24.78		$23.49	$26.13
Prior straight line base rent per square foot	$18.71	$19.21	$18.62		$18.80	$19.02
Percent increase	22.5%	22.0%	33.1%		25.0%	37.4%

Renewed Space:
Number of leases	150	58	30		238	230
Gross leasable area	646,422	252,301	115,518		1,014,241	1,113,379
New initial base rent per square foot	$19.80	$18.62	$19.79		$19.50	$17.71
Prior expiring base rent per square foot	$18.86	$17.80	$16.73		$18.36	$16.49
Percent increase	4.9%	4.6%	18.3%		6.2%	7.4%

New straight line base rent per square foot	$20.37	$18.97	$20.21		$20.00	$18.02
Prior straight line base rent per square foot	$18.72	$17.47	$16.57		$18.17	$16.37
Percent increase	8.8%	8.6%	22.0%		10.1%	10.1%

Total Re-tenanted and Renewed Space:
Number of leases	210	84	64		358	319
Gross leasable area	873,890	348,035	219,795		1,441,720	1,432,248
New initial base rent per square foot	$20.17	$19.63	$21.46		$20.24	$19.32
Prior expiring base rent per square foot	$18.92	$18.33	$18.00		$18.63	$17.11
Percent increase	6.6%	7.1%	19.3%		8.6%	12.9%

New straight line base rent per square foot	$21.04	$20.20	$22.38		$21.04	$19.83
Prior straight line base rent per square foot	$18.72	$17.95	$17.54		$18.35	$16.96
Percent increase	12.4%	12.5%	27.6%		14.6%	16.9%

(1)

Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Consolidated Balance Sheets (dollars in thousands)

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Assets
Rental property
Land	$141,576	$141,575	$142,822	$143,933	$135,605
Buildings	1,353,171	1,343,155	1,360,010	1,352,568	1,349,310
Construction in progress	58,952	39,883	19,557	11,369	---
Total rental property	1,553,699	1,524,613	1,522,389	1,507,870	1,484,915
Accumulated depreciation	(438,955)	(425,168)	(432,276)	(412,530)	(396,508)
Total rental property - net	1,114,744	1,099,445	1,090,113	1,095,340	1,088,407
Cash & cash equivalents	2,835	3,453	3,197	3,267	4,401
Rental property held for sale	424	1,921	---	---	---
Investments in unconsolidated joint ventures	7,064	7,570	8,151	9,054	9,569
Deferred charges - net	33,365	35,124	35,555	38,867	41,572
Other assets	39,127	31,627	31,889	32,333	32,646
Total assets	$1,197,559	$1,179,140	$1,168,905	$1,178,861	$1,176,595
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$554,515	$554,415	$256,412	$256,352	$256,293
Unsecured term loan	---	---	235,000	235,000	235,000
Mortgages payable, net of discount	---	---	---	35,559	35,246
Unsecured lines of credit	54,800	50,800	93,400	57,700	54,000
Total debt	609,315	605,215	584,812	584,611	580,539
Construction trade payables	31,051	30,829	22,381	14,194	7,957
Accounts payable & accruals	40,060	22,747	28,544	31,916	34,235
Other liabilities	17,084	17,286	25,657	27,077	28,864
Total liabilities	697,510	676,077	661,394	657,798	651,595
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	405	405	405	403	403
Paid in capital	600,813	599,270	597,968	596,074	595,240
Distributions in excess of net income	(233,387)	(229,298)	(217,076)	(202,997)	(197,725)
Accum. other comprehensive income (loss)	1,828	1,884	(5,169)	(5,809)	(6,824)
Total Tanger Factory Outlet Centers, Inc. equity	444,659	447,261	451,128	462,671	466,094
Noncontrolling interest	55,390	55,802	56,383	58,392	58,906
Total equity	500,049	503,063	507,511	521,063	525,000
Total liabilities and equity	$1,197,559	$1,179,140	$1,168,905	$1,178,861	$1,176,595

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Revenues
Base rentals	$44,857	$43,968	$43,497	$44,204	$43,948	$132,322	$129,842
Percentage rentals	1,910	1,048	1,305	3,111	1,442	4,263	3,690
Expense reimbursements	20,139	18,429	19,519	21,989	19,020	58,087	56,511
Other income	2,567	1,850	1,721	1,992	5,638	6,138	9,256
Total revenues	69,473	65,295	66,042	71,296	70,048	200,810	199,299
Expenses
Property operating	22,567	21,758	22,349	23,850	21,218	66,674	63,488
General & administrative	6,403	5,963	5,466	5,066	5,467	17,832	17,219
Executive severance	---	---	---	---	10,296	---	10,296
Depreciation & amortization	16,805	17,109	26,474	20,187	20,164	60,388	59,752
Impairment charge	---	---	735	---	---	735	---
Abandoned due diligence costs	---	365	---	797	---	365	---
Total expenses	45,775	45,195	55,024	49,900	57,145	145,994	150,755
Operating income	23,698	20,100	11,018	21,396	12,903	54,816	48,544
Interest expense	(8,767)	(7,951)	(7,948)	(8,217)	(8,692)	(24,666)	(29,466)
Gain (loss) on early extinguishment of debt	---	(563)	---	---	---	(563)	10,467
Loss on termination of interest rate swaps	---	(6,142)	---	---	---	(6,142)	---
Gain on fair value measurement of previously held interest in acquired joint venture	---	---	---	---	---	---	31,497
Income before equity in earnings (losses) of unconsolidated joint ventures	14,931	5,444	3,070	13,179	4,211	23,445	61,042
Equity in earnings (losses) of unconsolidated joint ventures	(75)	(51)	(68)	(166)	68	(194)	(1,346)
Income from continuing operations	14,856	5,393	3,002	13,013	4,279	23,251	59,696
Discontinued operations	(103)	(1)	1	63	85	(103)	(5,277)
Net income	14,753	5,392	3,003	13,076	4,364	23,148	54,419
Noncontrolling interest	(1,754)	(524)	(210)	(1,538)	(407)	(2,488)	(7,938)
Net income attributable to the Company	12,999	4,868	2,793	11,538	3,957	20,660	46,481
Less applicable preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Allocation to participating securities	(142)	(143)	(169)	(121)	(207)	(454)	(639)
Net income available to common shareholders	$11,451	$3,318	$1,218	$10,011	$2,344	$15,987	$41,623
Basic earnings per common share:
Income from continuing operations	$.29	$.08	$.03	$.25	$.06	$.40	$1.33
Discontinued operations	---	---	---	---	---	---	(.13)

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Net income	$.29	$.08	$.03	$.25	$.06	$.40	$1.20
Diluted earnings per common share:
Income from continuing operations	$.29	$.08	$.03	$.25	$.06	$.40	$1.33
Discontinued operations	---	---	---	---	---	---	(.13)
Net income	$.29	$.08	$.03	$.25	$.06	$.40	$1.20
Weighted average common shares:
Basic	40,112	40,103	40,030	39,958	38,063	40,082	34,552
Diluted	40,200	40,171	40,117	40,043	38,145	40,175	34,638

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Funds from operations:
Net income	$14,753	$5,392	$3,003	$13,076	$4,364	$23,148	$54,419
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	--	34	53	52	49	87	510
Depreciation and amortization uniquely significant to real estate - wholly-owned	16,675	16,984	26,359	20,060	20,039	60,018	59,386
Depreciation and amortization uniquely significant to real estate - joint ventures	1,289	1,280	1,265	1,231	1,239	3,834	3,628
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	--	--	--	--	--	(31,497)
Funds from operations	32,717	23,690	30,680	34,419	25,691	87,087	86,446
Preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Allocation to participating securities	(247)	(177)	(268)	(225)	(302)	(690)	(1,053)
Funds from operations available to common shareholders	$31,064	$22,106	$29,006	$32,788	$23,983	$82,178	$81,174
Funds from operations per share	$.67	$.48	$.63	$.71	$.54	$1.78	1.99
Funds available for distribution to common shareholders:
Funds from operations	$31,064	$22,106	$29,006	$32,788	$23,983	$82,178	$81,174
Adjusted for -
Corporate depreciation excluded above	130	125	115	127	125	370	366
Amortization of finance costs	259	315	342	341	348	916	1,170
Amortization of net debt (discount) premium	(21)	4	214	(79)	(21)	197	972
Gain (loss) on early extinguishment of debt	--	563	--	--	--	563	(10,467)
Loss on termination of interest rate swaps	--	6,142	--	--	--	6,142	--
Impairment charge	--	--	735	--	--	735	5,200
Amortization of share-based compensation	1,437	1,363	1,140	829	8,080	3,940	10,969
Straight line rent adjustment	(767)	(669)	(734)	(287)	(421)	(2,170)	(1,955)
Market rent adjustment	(195)	(216)	(165)	(226)	(223)	(576)	(266)
2nd generation tenant allowances	(4,797)	(1,328)	(1,721)	(1,652)	(807)	(7,846)	(6,012)
Capital improvements	(2,531)	(1,309)	(1,600)	(1,011)	(2,008)	(5,440)	(7,876)
Funds available for distribution	$24,579	$27,096	$27,332	$30,830	$29,056	$79,009	$73,275
Funds available for distribution per share	$.53	$.59	$.59	$.67	$.66	$1.71	$1.80
Dividends paid per share	$.3875	$.3875	$.3825	$.3825	$.3825	$1.1575	$1.145
FFO payout ratio	58%	81%	61%	54%	71%	65%	58%
FAD payout ratio	73%	66%	65%	57%	58%	68%	64%
Diluted weighted average common shs.	46,267	46,238	46,184	46,110	44,212	46,242	40,705

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)

	09/30/10	06/30/10	03/31/10	12/31/09	09/30/09	Tanger's Share as of 09/30/10
Assets
Investment properties at cost - net	$287,365	$289,587	$292,105	$294,857	$294,220	$100,860
Cash and cash equivalents	10,966	9,020	6,937	8,070	8,151	4,306
Deferred charges - net	4,388	4,799	5,197	5,450	5,438	1,532
Other assets	6,511	6,697	5,878	5,610	5,302	2,269
Total assets	$309,230	$310,103	$310,117	$313,987	$313,111	$108,967

Liabilities & Owners' Equity
Mortgage payable	$294,034	$294,034	$292,468	$292,468	$292,468	$102,136
Construction trade payables	1,213	878	1,845	3,647	2,523	404
Accounts payable & other liabilities	3,729	3,991	3,568	3,826	2,841	1,367
Total liabilities	298,976	298,903	297,881	299,941	297,832	103,907
Owners' equity	10,254	11,200	12,236	14,046	15,279	5,060
Total liabilities & owners' equity	$309,230	$310,103	$310,117	$313,987	$313,111	$108,967

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Revenues	$9,632	$9,261	$9,274	$9,374	$9,152	$28,167	$26,107
Expenses
Property operating	4,575	4,200	4,210	4,682	4,103	12,985	11,961
General & administrative	107	72	287	444	111	466	417
Depreciation & amortization	3,567	3,546	3,497	3,460	3,427	10,610	9,959
Total expenses	8,249	7,818	7,994	8,586	7,641	24,061	22,337
Operating income	1,383	1,443	1,280	788	1,511	4,106	3,770
Interest expense	1,771	1,717	1,674	1,550	1,553	5,162	8,363
Net loss	$(388)	$(274)	$(394)	$(762)	$(42)	$(1,056)	$(4,593)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,842	$1,842	$1,791	$1,603	$1,845	$5,475	$5,130
Net income (loss)	$(75)	$(51)	$(68)	$(166)	$68	$(194)	$(1,346)
Depreciation (real estate related)	$1,289	$1,280	$1,265	$1,231	$1,239	$3,834	$3,628

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	09/30/10	06/30/10	03/31/10	12/31/09	09/30/09	Tanger's Share as of 09/30/10
Assets
Investment properties at cost - net	$30,430	$31,004	$31,541	$32,108	$32,598	$15,215
Cash and cash equivalents	3,901	3,702	4,050	4,549	3,846	1,951
Deferred charges - net	411	477	515	529	390	206
Other assets	594	602	626	514	522	297
Total assets	$35,336	$35,785	$36,732	$37,700	$37,356	$17,669

Liabilities & Owners' Equity
Mortgage payable	$24,750	$24,750	$25,250	$25,250	$25,250	$12,375
Construction trade payables	---	46	58	116	39	---
Accounts payable & other liabilities	734	844	906	876	696	368
Total liabilities	25,484	25,640	26,214	26,242	25,985	12,743
Owners' equity	9,852	10,145	10,518	11,458	11,371	4,926
Total liabilities & owners' equity	$35,336	$35,785	$36,732	$37,700	$37,356	$17,669

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Revenues	$1,822	$1,715	$1,923	$1,757	$1,780	$5,460	$5,336
Expenses
Property operating	665	643	716	629	590	2,024	1,936
General & administrative	2	3	9	1	4	14	20
Depreciation & amortization	618	615	613	612	615	1,846	1,841
Total expenses	1,285	1,261	1,338	1,242	1,209	3,884	3,797
Operating income	537	454	585	515	571	1,576	1,539
Interest expense	230	227	225	128	112	682	364
Net income	$307	$227	$360	$387	$459	$894	$1,175
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$578	$534	$599	$563	$593	$1,711	$1,690
Net income	$163	$124	$188	$203	$238	$475	$616
Depreciation (real estate related)	$300	$297	$298	$296	$299	$895	$892

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	09/30/10	06/30/10	03/31/10	12/31/09	09/30/09	Tanger's Share as of 09/30/10
Assets
Investment properties at cost - net	$256,935	$258,583	$260,413	$262,601	$261,474	$85,645
Cash and cash equivalents	7,065	5,318	2,865	3,498	4,273	2,355
Deferred charges - net	3,977	4,322	4,682	4,921	5,048	1,326
Other assets	5,917	6,095	5,252	5,096	4,780	1,972
Total assets	$273,894	$274,318	$273,212	$276,116	$275,575	$91,298

Liabilities & Owners' Equity
Mortgage payable	$269,284	$269,284	$267,218	$267,218	$267,218	$89,761
Construction trade payables	1,213	832	1,785	3,531	2,484	404
Accounts payable & other liabilities	2,995	3,147	2,662	2,950	2,136	999
Total liabilities	273,492	273,263	271,665	273,699	271,838	91,164
Owners' equity	402	1,055	1,547	2,417	3,737	134
Total liabilities & owners' equity	$273,894	$274,318	$273,212	$276,116	$275,575	$91,298

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/10	06/10	03/10	12/09	09/09	09/10	09/09
Revenues	$7,810	$7,546	$7,351	$7,617	$7,372	$22,707	$20,771
Expenses
Property operating	3,910	3,557	3,494	4,053	3,513	10,961	10,025
General & administrative	105	69	278	443	107	452	397
Depreciation & amortization	2,949	2,931	2,884	2,868	2,807	8,764	8,073
Total expenses	6,964	6,557	6,656	7,364	6,427	20,177	18,495
Operating income	846	989	695	253	945	2,530	2,276
Interest expense	1,541	1,490	1,449	1,422	1,441	4,480	7,999
Net loss	$(695)	$(501)	$(754)	$(1,169)	$(496)	$(1,950)	$(5,723)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,264	$1,308	$1,192	$1,040	$1,252	$3,764	$3,450
Net loss	$(238)	$(172)	$(258)	$(370)	$(169)	$(668)	$(1,952)
Depreciation (real estate related)	$989	$983	$967	$936	$941	$2,939	$2,736

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2010
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured credit facilities (1)	$54,800	Libor + 0.60%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (2)	7,210	3.75%	8/18/11
2020 Senior unsecured notes	300,000	6.125%	6/01/20
Net debt discounts	(2,695)
Total consolidated debt	$609,315
Tanger's share of unconsolidated JV debt:
Wisconsin Dells (3)	12,375	Libor + 3.00%	12/18/12
Deer Park (4)	89,761	Libor + 1.375 - 3.50%	5/17/11
Total Tanger's share of unconsolidated JV debt	$102,136

(1)	The Company has five lines of credit with a borrowing capacity totaling $325.0 million, of which $285.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.
(2)	On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At September 30, 2010, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $143,000. Our exchangeable notes issued during 2006 mature in 2026. They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.
(3)	In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.
(4)	In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points. As of September 30, 2010, the outstanding principal balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively, and $17.0 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement for a warehouse adjacent to the property with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011. As of September 30, 2010, the outstanding principal balance under the warehouse mortgage was $2.3 million.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2010
Year		Tanger Consolidated Payments		Tanger's Share of Unconsolidated JV Payments		Total Scheduled Payments
2010	$	---	$	---	$	---
2011 (1)		62,010		89,761		151,771
2012		---		12,375		12,375
2013		---		---		--
2014		---		---		--
2015		250,000		---		250,000
2016		---		---		---
2017		---		---		---
2018		---		---		---
2019 & thereafter		300,000		---		300,000
		$612,010		$102,136		$714,146
Net Discount on Debt		(2,695)		---		(2,695)
		$609,315		$102,136		$711,451

Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2010
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	36%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	0%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	274%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	5.1	Yes

(1)	Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon. The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.
(2)	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 856-6021
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/10